UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21424

Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 866-633-3371

Date of fiscal year end: June 30, 2004

Date of reporting period: June 30, 2004

Item 1.	Report to Stockholders.

Annual Report	The Defensive Equity Portfolio
June 30, 2004	The Growth Portfolio
The Aggressive Growth Portfolio
The Fixed Income Portfolio

6125 Memorial Drive Dublin, Ohio 43017 Toll Free 800-664-5345 Web: www.meederpremier.com

Meeder Premier Portfolios

Annual Report

June 30, 2004

Meeder Premier Portfolios Annual Report | June 30, 2004

This letter is provided to present background on the events that shaped the performance of the financial markets since the inception of the Meeder Premier Portfolios on October 24, 2003 to their fiscal year end of June 30, 2004. Detailed information on the performance of the individual portfolios can be found on Pages 4-9 of this Annual Report.

President’s Letter to Shareholders

Stocks have trended sideways for most of the year so far, bound within a narrow trading range as investors grappled with many uncertainties, from the future direction of interest rates to political transition both at home and abroad. In the second calendar quarter of 2004, activity in the equity market can be best described as a “whipsaw”: a short-term correction in April and May was followed by a quick rebound in June. Despite the volatility, a few leaders have emerged thus far in 2004: small- and mid-cap stock indices have outperformed the overall market, and large-cap value indices have demonstrated relative strength. Meanwhile, emerging markets and precious metals, which had performed well during last year’s rally, fell back in the first half of this year. Bond investors were hit hard in the second calendar quarter, as the value of fixed income securities declined with the across-the-board rise in interest rates. Much of this activity in the bond market was expected, as investors anticipated the Federal Reserve’s quarter-point hike in the Fed funds target rate on June 30th.

Investment conditions have changed significantly from June 30th of last year to June 30th of this year. Last year, the liquidity-fueled equity rally was in its early stages, fired by the double-barrel effects of highly stimulative fiscal and monetary policies and growing improvement in the economy. Today, many of the conditions that energized last year’s favorable market performance remain in place. However, the market may have already discounted any future economic growth and improvement in corporate earnings. In addition, concerns over rising interest rates, rising inflation, and political uncertainty are clouding the investment horizon. These factors and others impacted the market in the first half of 2004, and will likely influence investor sentiment in the next six months of the year:

•	The Stock Market: Last year’s rally was supported by strong uptrends in several internal indicators of market performance. Market breadth expanded in the second half of 2003, as more stocks advanced on a daily basis than declined. Also, the trend in new 52-week highs gradually improved, while very few stocks were hitting new 52-week lows. So far this year, the uptrend in the equity market has stalled while the major indices entered a consolidation pattern. The number of stocks hitting new 52-week lows has expanded (mainly interest-rate sensitive issues such as preferred stocks, closed-end bond funds, etc.) as new 52-week highs have dropped off slightly. Advance/decline statistics have consolidated along with the major market indices, but have not corrected. Although the trends among various internal indicators have changed over the last twelve months, they continue to support a positive risk/reward relationship in the stock market.

•	Interest Rates: On June 30th of last year, interest rates hovered at 45-year lows, thanks to an accommodative monetary policy by the Federal Reserve Board. The favorable interest rate environment had produced a surge of home construction and mortgage refinancing. Low interest rates also aided businesses and consumers, who benefited from reduced borrowing costs.

On June 30th of this year, the Federal Reserve raised the Fed funds target rate by one-quarter of one percent to 1.25%. This rate hike was hardly a surprise, since investors had been anticipating the increase for some time. In January, the Fed had prompted the notion among investors that the days of an accommodative monetary policy were numbered, by omitting the words “for a considerable period” when discussing their intention to leave interest rates at their then-current level. Rates began

Continued on Page 2.

Meeder Premier Portfolios Annual Report | June 30, 2004

rising across the board in March, most dramatically among bonds of longer maturities, when data began to show continued improvement in the economy, particularly in the employment markets. The market consensus at present says that the Federal Reserve is just beginning what will likely become a series of rate increases. But even if rates rise at a modest pace (as we expect) they should remain low on an absolute basis and allow for continued economic growth and price stability.

•	Inflation: Inflation had been muted for most of last year, even with the effects of double-barreled fiscal and monetary stimulus pumping money into the economy. The Fed had been engaged in a 20-year war against inflation, beginning back in 1982 when Paul Volker was at the helm of the central bank. Last year, when Alan Greenspan and his band of Fed governors began worrying less about inflation and more about the threat of deflation, it essentially signaled the end of the war on inflation and the start of a new role for the Federal Reserve – that of keepers of the peace, charged with maintaining price stability consistent with solid economic growth.

Energy prices were particularly volatile last quarter, as the price of oil climbed to more than $42 a barrel and U.S. gasoline prices rose to an average of $2.10 per gallon. Rising energy prices act like a tax on businesses and consumers, siphoning dollars that would otherwise be spent on goods and services or counted as earnings. Oil prices came down modestly from their highs as the 2nd Quarter ended. Drivers experienced some relief as well, as prices at the gas pumps declined even as the peak summer driving season approached. Increases in output from OPEC member countries, and in particular from the start-up of production in Iraq, helped ease some of the upward pressure on oil prices, although vulnerabilities in the supply chain, such as tanker shortages or sabotage on oil pipelines, may lead to continued volatility in the future.

•	Economic Recovery: The second half of last year saw the U.S. economic recovery accelerate at a robust pace. The GDP growth rate was clocked at 8.2% in the 3rd Quarter of 2003 – the fastest pace of economic growth in nearly 20 years – and continued to post strong numbers in subsequent quarters. Nearly all measurements of economic health indicated positive conditions for the U.S. economy over the last 12 months: gains were made in productivity, manufacturing, consumer confidence, and retail sales, among other indicators. Corporations were also doing well, registering record profits in 2003 and announcing improving quarterly earnings. The only holdout was employment, which in typical fashion lagged other economic indicators during the blossoming recovery. Improvement in the job market finally fell into place in the second calendar quarter of 2004, with robust employment growth figures reported for March, April, and May. The economic recovery, which reportedly was on shaky ground earlier this year, now seems strong enough to roll on through the rest of this year. However, the market may have discounted most or all of the recovery already.

•	U.S. Dollar: The value of the U.S. dollar relative to other currencies had declined considerably in 2003. The dollar’s depreciation rippled through many sectors of the economy, hurting foreign investors who saw their U.S. investments lose value, but aiding domestic exporters who gained a degree of pricing power in overseas markets. The dollar took an upswing in the 2nd Quarter, breaking its long-term down trend. This reversal was felt in the precious metals markets, as gold prices dropped from a high of $433 per ounce on April 1st to a low of $375 per ounce on May 10th.

•	Taxes: On May 28th of last year, President Bush signed the Jobs & Growth Tax Relief Reconciliation Act, adding fiscal stimulus to the accommodative monetary policy of low interest rates as a means of jump-starting the economic recovery. The legislation lowered taxes for nearly all taxpayers, as well

Meeder Premier Portfolios Annual Report | June 30, 2004

as offered benefits to investors including reduced tax rates on capital gains and qualified dividends. Some of the effects of the tax cut were felt immediately, such as the child tax credit rebate checks that were forwarded to parents with minor children last summer. The passage of tax relief sparked the strong stock market rally that ensued in the second half of 2003 and provided a boost to the economy at a critical time. Today, the markets continue to benefit from the positive results of the tax cut, although the market has largely discounted these effects already.

•	Political Transition: As we have noted in previous commentaries, the third year has historically been the best year of the four-year presidential cycle for the stock market. Last year, stocks experienced strong gains consistent with this historical pattern. This year, the possibility of transition in the Oval Office creates an environment of uncertainty which could work against the markets. In fact, the stock market appeared to have entered its current trading range around the same time that John Kerry became the likely Democratic nominee for this fall’s presidential election. Where the market once saw a landslide re-election for George Bush over former Democratic front-runner Howard Dean, now it sees with the emergence of Kerry the likelihood of a more contentious campaign this November.

Another transition that will be on the minds of many citizens over the next six months is the handover of authority in Iraq to a sovereign government of Iraqi citizens, which occurred officially on June 28th. Ongoing bloodshed and turmoil in parts of the country present substantial risks to the successful transfer of power, with the markets and the rest of the world watching the outcome closely. A worsening of the situation in Iraq, or any terrorist attacks within the U.S. or elsewhere in the world, would likely have an adverse impact on market conditions.

Looking ahead, the major events on the horizon that may sway the direction of the investment markets in the second half of the year are rising interest rates, progress in Iraq and the war on terror, and the upcoming presidential election. The market has already begun to discount future interest rate increases, but many will be watching just how far and how fast the Federal Reserve will go in raising short-term interest rates. Additionally, the developing political situations both at home and abroad, and the ever-present possibility of a terrorist attack are also likely to affect investors’ attitudes and expectations for the future. As always, we will continue to monitor market conditions on a daily basis and employ our disciplines to manage your investment portfolio according to your expectations.

Sincerely,

Robert Meeder, Jr.

President

Meeder Premier Portfolios Annual Report | June 30, 2004

The Defensive Equity Portfolio

Portfolio Commentary

The Defensive Equity Portfolio opened to investors on October 24, 2003. From the end of last October to June 30, 2004, the Portfolio has outperformed its peer group with a 10.00% total return, compared with the 6.23% total return for the average asset allocation fund over the same period, according to Morningstar.1

On the launch date, the Portfolio was invested in funds targeting small- and mid-cap stocks and funds emphasizing growth over value. These areas of the stock market had performed well relative to the overall market during last year’s rally, and their good relative performance continued early in 2004 as well.

As 2004 progressed, the character of stock market changed from a trending market, where the major equity indices moved to higher ground, to a trading market, where the major equity indices moved in a sideways pattern. During this time, our fund selection discipline indicated relative weakness developing in the large-cap growth area of the stock market, and we reduced our large-cap growth exposure in late March. Our intention was to reinvest this allocation in less volatile value funds once the corrective action of the market had run its course. We maintained a partially-defensive position throughout April and May as weakness in the equity market continued. This decision contributed to the Portfolio’s outperformance over its benchmark for the period.

In early June, we returned to a fully-invested equity position as our overall investment discipline improved. At the close of the quarter, The Defensive Equity Portfolio held positions in funds targeting value stocks across the spectrum of capitalization ranges (large-, mid-, and small-cap.) Our fund selection decision to emphasize value was made due to the trend in relative strength favoring value stocks over growth, as well as our desire to lower the volatility of the Portfolio until the equity market breaks out of its current sideways trend and establishes a clearer direction.

[1]	See footnote 3 on Page 5.

Portfolio Holdings as of June 30, 2004

1) S&P 500 Futures	34%
2) PBHG Mid-Cap Fund	9%
3) Fidelity Advisor Equity Income Fund	9%
4) AIM Basic Value Fund	9%
5) Heartland Value Fund	9%
6) Am. Century Large-Company Value	9%
7) Federated Stock Trust	9%
8) Federated American Leaders	6%
9) Yacktman Fund	2%
10) American Century Value Fund	2%
11) AIM Mid-Cap Basic Value	2%

Portfolio holdings subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2004

The Defensive Equity Portfolio

Performance Update

Period Total Returns as of June 30, 2004	Three Months	Year to-date	Since Inception
The Defensive Equity Portfolio	0.45%	4.74%	12.97%[1]
S&P 500 Index	1.72%	3.44%	12.21%[2]
Morningstar’s Average Asset Allocation Fund Index	-0.57%	1.72%	6.23%[3]

[1]	Inception date: October 24, 2003.
[2]	Represents total return from October 24, 2003 to June 30, 2004
[3]	Represents total return from October 31, 2003 to June 30, 2004. Morningstar does not calculate the total return of its Average Asset Allocation Fund from the inception of the Defensive Equity Portfolio on October 24, 2003 to June 30, 2004. The total return of Morningstar’s Average Asset Allocation Fund was calculated from October 31, 2003, the month-end closest to the inception of the Portfolio. The U.S. equity markets achieved substantial gains during the last week of October 2003 that are not reflected in the total return of Morningstar’s Average Asset Allocation Fund. Had Morningstar calculated the total return of its Average Asset Allocation Fund from the date of the inception of the Portfolio, it is likely that the total return of Morningstar’s Average Asset Allocation Fund would have been substantially higher

Past performance does not guarantee future results. Performance represents total returns for the periods ended June 30, 2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Equity Portfolio during the periods shown above.

Results of a $10,000 Investment

The graph compares the value of The Defensive Equity Portfolio to its broad-based index, the S&P 500 Index, as well as to the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Portfolio performed compared to these benchmarks over the period from October 24, 2003 to June 30, 2004. Please note that the performance of the Morningstar Average Asset Allocation Fund Index as shown in the graph begins on October 31, 2004.

It is important to understand the differences between the Portfolio and these indices. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for average index and fund data: Morningstar, Inc. and Bloomberg.

Meeder Premier Portfolios Annual Report | June 30, 2004

The Growth & Aggressive Growth Portfolios

Portfolio Commentary

Since their inception on October 24, 2003 through the end of June 2004, The Growth Portfolio gained 6.71% and The Aggressive Growth Portfolio gained 5.34%. In comparison, the Portfolios’ broad-based index, the S&P 500, returned 12.21% over the same time period.

When the Growth and Aggressive Growth Portfolios were launched in October of last year, our allocation targeted small- and mid-cap stock funds and funds closely correlated to the Nasdaq Composite Index. These areas of the market were the leaders during the last stock market rally, which began in March of last year and continued through the first calendar quarter of 2004. This rally was characterized by a strongly trending market that rewarded a patient approach in executing our discipline. During this period, every short-term correction resulted in a rally that surpassed the level reached prior to the correction. The best strategy in this kind of environment was to be patient and buy the market leading funds, holding them as long as the relative strength and trends exist.

Over the last three months, however, market conditions rapidly transitioned from one of a trending market to a trading market. The patient approach that worked so well in the 12-month period ended March 31, 2004 worked instead to the detriment of the Portfolios. Early in the 2nd Quarter, the previous leaders quickly became laggards, and rallies that used to carry the major equity indices above previous highs failed to do so as the choppy markets became range-bound. Changes were made to the Portfolios to adjust to this new environment, eliminating or reducing the more volatile holdings and adding less volatile ones. In hindsight, the timing of the changes was not optimal for the market conditions that followed. These conditions contributed to the Portfolios’ underperformance relative to their benchmarks for the period since inception.

At the midpoint of the year, the Portfolios are targeting large-cap value funds, with some exposure to mid- and small-cap funds as well. Looking forward, we are waiting for the markets to emerge from their current trading ranges, and will adjust the portfolios accordingly. While these transitional periods can be difficult for our relative strength discipline, fortunately they are usually few and far between and can be overcome during periods when the market is demonstrating a clearer trend. We are confident that our investment discipline will enable the Portfolios to provide returns that outpace their benchmarks over the long-term.

Portfolio	Holdings as of June 30, 2004

The Growth Portfolio

1) iShares S&P 500 Barra Value	32%
2) S&P 500 Futures	24%
3) AIM Basic Value	21%
4) American Century Vista	21%
5) Heartland Value	2%

The Aggressive Growth Portfolio

1) S&P 500 Futures	24%
2) iShares S&P 500 Barra Value	19%
3) American Century Vista	17%
4) AIM Basic Value	13%
5) AIM Large Cap Basic Value	8%
6) Scudder Healthcare	5%
7) Am. Century Small Company	4%
8) Heartland Value	4%
9) Federated Kaufmann Small Cap	3%
10) Icon Energy	3%

Portfolio holdings subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2004

The Growth & Aggressive Growth Portfolios

Performance Update

Period Total Returns as of June 30, 2004	Three Months	Year to-date	Since Inception
The Growth Portfolio	-3.72%	-1.12%	6.71%[1]
Morningstar’s Average Growth Fund Index	0.71%	3.48%	8.49%[2]
S&P 500 Index	1.72%	3.44%	12.21%[3]
The Aggressive Growth Portfolio	-4.91%	-1.69%	5.34%[1]
Morningstar’s Average Aggressive Growth Fund Index	0.29%	4.02%	8.00%[2]
S&P 500 Index	1.72%	3.44%	12.21%[3]

[1]	Inception date: October 24, 2003.
[2]	Represents total return from October 31, 2003 to June 30, 2004.
[3]	Represents total return from October 24, 2003 to June 30, 2004.

Past performance does not guarantee future results. Performance represents total returns for the periods ended June 30, 2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Growth Portfolio and The Aggressive Growth Portfolio during the periods shown above.

Results of a $10,000 Investment

These graphs compare the value of The Growth Portfolio and The Aggressive Growth Portfolio to their broad-based index, the S&P 500 Index, and to the Portfolios’ respective peer groups, the Morningstar Average Growth and Average Aggressive Growth Fund indices. They are intended to give you a general idea of how the Portfolios performed compared to their benchmarks over the period from October 24, 2003 to June 30, 2004. Please note that the performance of the Morningstar Average Growth and Average Aggressive Growth indices as shown in the graph begins on October 31, 2004.

It is important to understand the differences between the Portfolios and their indices. An index such as the S&P 500 Index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses, or fees. If you could buy all of the securities that make up a market index, you would incur expenses that would affect your investment return. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. An index of funds such as the Morningstar Average Growth and Aggressive Growth Fund indices includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graphs and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for index and average fund data: Morningstar, Inc. and Bloomberg.

Meeder Premier Portfolios Annual Report | June 30, 2004

The Fixed Income Portfolio

Portfolio Commentary

The much-anticipated end of the Federal Reserve’s accommodative monetary policy impacted the fixed income markets for much of the last eight months and affected the performance of The Fixed Income Portfolio. Performance of the Portfolio since inception has essentially been flat, returning -0.06% for the period from October 24, 2003 to June 30, 2004. In comparison, the Portfolio’s benchmark, the Lehman Brothers Intermediate-Term Government/Credit Index, gained 0.91% over the period from October 31, 2003 to June 30, 2004.

On the launch date, the Portfolio targeted a relatively short maturity, following a volatile period for bonds over the summer months of 2003. Yields began to fall as the 4th Quarter of 2003 progressed, with an inverse effect on bond prices. Accordingly, we extended the Portfolio’s maturity to the intermediate-term range to participate in the market’s gains.

As 2004 began, all eyes in the bond markets were fixed on the Federal Reserve. At the start of the year, the conventional wisdom among bond investors was that the Fed would hold off on raising rates until later this year at the earliest. Weak employment data in February seemed to confirm this notion. However, once better job numbers began to appear in March, April, and May, the revised consensus among bond market participants was for a rate hike to appear sooner rather than later.

In response, yields rose across the board and bond prices fell. This action turned our fixed income discipline negative and mandated a shortening of maturity to the short-term range of the market, as a means of protecting investor capital. Prior to and during the initial phases of the decline however, the Portfolio’s duration was greater than that of its benchmark, resulting in the Portfolio underperforming its benchmark for the period since inception. The Federal Reserve did increase rates on June 30th, and indicated that more hikes are very likely in the coming months.

Our long-term view is for interest rates to continue to rise for some time. If that is in fact the case, the Portfolio will remain invested defensively for some time as well. However, the emotions of the market being what they are, opportunities for capturing market gains and higher yields may present themselves in the near future and allow for an extension of maturities if only on a temporary basis.

Portfolio Holdings as of June 30, 2004

1) U.S. Treasury Note 5.75%, 8/15/10	46%
2) Fidelity Adv Short Fixed Inc.	33%
3) Federal Home Loan Bank 2.60%, 9/29/06	14%
4) Fannie Mae 3.00%, 12/29/06	4%
5) Fannie Mae 4.56%, 5/5/10	2%
6) U.S. Treasury Bill 0.99%, 7/1/04	1%

Portfolio holdings subject to change.

Meeder Premier Portfolios Annual Report | June 30, 2004

The Fixed Income Portfolio

Performance Update

Period Total Returns as of June 30, 2004	Three Months	Year to-date	Since Inception
The Fixed Income Portfolio	-2.96%	-0.51%	-0.06%[1]
Morningstar’s Average General Government Bond Fund Index	-2.19%	-0.23%	0.57%[2]
Lehman Bros. Intermediate-Term Govt/Credit Index	-2.52%	-0.10%	0.91%[2]

[1]	Inception date: October 24, 2003.
[2]	Represents total return from October 31, 2003 to June 30, 2004.

Past performance does not guarantee future results. Performance represents total returns for the periods ended June 30, 2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Fixed Income Portfolio during the periods shown above.

Results of a $10,000 Investment

The graph compares the value of The Fixed Income Portfolio to its broad-based index, the Lehman Brothers Intermediate-Term Government/Credit Index. It is intended to give you a general idea of how the Portfolio performed compared to this benchmark over the period from October 24, 2003 to June 30, 2004. Please note that the performance of the Portfolio’s benchmark as shown in the graph begins on October 31, 2003.

It is important to understand the differences between the Portfolio and its index. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate Government/Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Source for index and average fund data: Morningstar, Inc.

Meeder Premier Portfolios Annual Report | June 30, 2004

Schedules of Investments

& Financial Statements

Schedule of Investments

June 30, 2004

Defensive Equity Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 65.9%
Aim Basic Value Fund — Class A #	264,142	8,125,003
Aim Mid Cap Basic Value Fund — Class A #	133,444	1,637,361
American Century Large Company Value Fund — Class A	1,347,957	8,060,784
American Century Value Fund — Class A	206,651	1,634,608
Federated American Leaders Fund — Class A	226,418	5,338,933
Federated Stock Trust Fund	228,374	7,999,954
Fidelity Advisor Equity Income Fund — Class A	302,755	8,122,922
Heartland Value Fund	152,501	8,125,223
PBHG Mid-Cap Fund #	456,109	8,150,670
The Yacktman Fund	136,884	2,117,598

Total Registered Investment Companies (Cost $55,557,601)		59,313,056

U.S. Government Obligations — 14.1%
U.S. Treasury Bills,
0.99%, due 07/01/04 *	10,950,000	10,950,000
U.S. Treasury Bills,
1.31%, due 09/30/04 *	1,700,000	1,694,526

Total U.S. Government Obligations (Cost $12,644,456)		12,644,526

Repurchase Agreements — 21.7%
The Huntington National Bank, 1.11%, 07/01/04, (Collateralized by $19,155,800 FNMA, at 3.25% - 5.75%, due 06/15/05 - 05/16/08, value — $19,567,025)	19,560,000	19,560,000

Total Repurchase Agreements (Cost $19,560,000)		19,560,000

Total Investments — 101.7% (Cost $87,762,057)		91,517,582

Liabilities less Other Assets — (1.7)%		(1,538,391)

Total Net Assets — 100.0%		89,979,191

Security Description	Long Contracts	Unrealized Appreciation ($)
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $29,935,500	105	55,920

Total Futures Contracts		55,920

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

June 30, 2004

Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 76.1%
Aim Basic Value Fund — Class A #	417,252	12,834,681
American Century Vista Fund — Advisor Class #	933,707	12,679,737
Heartland Value Fund	23,996	1,278,481
iShares S&P 500/BARRA Value Index Fund	349,200	20,002,176

Total Registered Investment Companies (Cost $45,152,044)		46,795,075

U.S. Government Obligations — 4.7%
U.S. Treasury Bills,
0.99%, due 07/01/04 *	2,100,000	2,100,000
U.S. Treasury Bills,
1.31%, due 09/30/04 *	800,000	797,424

Total U.S. Government Obligations (Cost $2,897,391)		2,897,424

Repurchase Agreements — 20.4%
The Huntington National Bank, 1.11%, 07/01/04, (Collateralized by $12,258,340 FNMA, at 3.25% - 5.75%, due 06/15/05 - 05/16/08, value — $12,521,494)	12,517,000	12,517,000

Total Repurchase Agreements (Cost $12,517,000)		12,517,000

Total Investments — 101.2% (Cost $60,566,435)		62,209,499

Liabilities less Other Assets — (1.2)%		(750,727)

Total Net Assets — 100.0%		61,458,772

Security Description	Long Contracts	Unrealized Appreciation ($)
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $14,255,000	50	73,150

Total Futures Contracts		73,150

#	Represents non-income producing security.
*	Pledged as collateral on Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

June 30, 2004

Aggressive Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 76.1%
Aim Basic Value Fund — Class A #	194,097	5,970,433
Aim Large Cap Basic Value Fund — Class A #	285,974	3,714,808
American Century Small Company Fund — Investor Class	217,872	1,986,992
American Century Vista Fund — Advisor Class #	586,271	7,961,559
Federated Kaufmann Small Cap Fund — Class A	77,127	1,504,742
Heartland Value Fund	36,600	1,950,040
iShares S&P 500/BARRA Value Index Fund	159,700	9,147,616
Icon Energy Fund #	70,753	1,382,508
Scudder Health Care Fund — Class A #	109,264	2,374,311

Total Registered Investment Companies (Cost $34,431,326)		35,993,009

U.S. Government Obligations — 3.4%
U.S. Treasury Bills,
0.99%, due 07/01/04 *	1,000,000	1,000,000
U.S. Treasury Bills,
1.31%, due 09/30/04 *	600,000	598,068

Total U.S. Government Obligations (Cost $1,598,044)		1,598,068

Repurchase Agreements — 21.7%
The Huntington National Bank, 1.11%, 07/01/04, (Collateralized by $10,031,332 FNMA, at 3.25% - 5.75%, due 06/15/05 - 05/16/08, value — $10,246,678)	10,243,000	10,243,000

Total Repurchase Agreements (Cost $10,243,000)		10,243,000

Total Investments — 101.2% (Cost $46,272,370)		47,834,077

Liabilities less Other Assets — (1.2)%		(577,739)

Total Net Assets — 100.0%		47,256,338

Security Description	Long Contracts	Unrealized Appreciation ($)
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $11,118,900	39	59,325

Total Futures Contracts		59,325

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

June 30, 2004

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 32.2%
Fidelity Advisor Short Fixed — Income Fund	474,676	4,514,172

Total Registered Investment Companies (Cost $4,542,879)		4,514,172

U.S. Government Obligations — 65.4%
Fannie Mae, 3.00%, due 12/29/06	500,000	502,521
Fannie Mae, 4.56%, due 05/05/10	200,000	198,187
Federal Home Loan Bank, 2.60%, due 9/29/06	2,000,000	1,975,681
U.S. Treasury Bills, 0.99%, due 07/01/04	160,000	160,000
U.S. Treasury Notes, 5.75%, due 08/15/10	5,800,000	6,331,063

Total U.S. Government Obligations (Cost $9,132,847)		9,167,452

Repurchase Agreements — 1.2%
The Huntington National Bank, 1.11%, 07/01/04, (Collateralized by $164,528 FNMA, at 3.25% - 5.75%, due 06/15/05 - 05/16/08, value — $168,060)	168,000	168,000

Total Repurchase Agreements (Cost $168,000)		168,000

Total Investments — 98.8% (Cost $13,843,726)		13,849,624

Other Assets less Liabilities — 1.2%		163,647

Total Net Assets — 100.0%		14,013,271

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

June 30, 2004

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Assets
Investments, at value*	$71,957,582	$49,692,499	$37,591,077	$13,681,624
Repurchase agreements, at value*	19,560,000	12,517,000	10,243,000	168,000
Cash	289	784	600	819
Receivable for securities sold	—	—	—	222,110
Receivable for net variation margin on futures contracts	120,750	57,500	44,850	—
Receivable for capital stock issued	129,669	—	—	14,889
Receivable from investment advisor	—	—	—	3,904
Interest and dividend receivable	603	80,748	37,068	146,151
Prepaid expenses/other assets	44,000	47,188	32,168	3,546
Total Assets	91,812,893	62,395,719	47,948,763	14,241,043

Liabilities
Payable for securities purchased	1,694,457	797,391	598,044	199,606
Payable for capital stock redeemed	18,217	52,217	26,010	873
Dividends payable	—	—	—	3,314
Payable to investment advisor	32,066	21,862	15,605	—
Accrued shareholder service fees	55,620	38,754	29,710	8,909
Accrued transfer agent, fund accounting, and administrative fees	7,612	6,080	5,267	2,333
Accrued trustee fees	8,885	6,761	5,545	2,272
Other accrued liabilities	16,845	13,882	12,244	10,465
Total Liabilities	1,833,702	936,947	692,425	227,772

Net Assets	$89,979,191	$61,458,772	$47,256,338	$14,013,271

Net Assets
Capital	$79,315,506	$58,141,685	$45,468,115	$14,251,409
Accumulated undistributed (distributions in excess of) net investment income	—	—	(92,461)	—
Accumulated undistributed net realized gain (loss) from investments, options, futures, and distributions	6,852,240	1,600,873	259,652	(244,036)
Net unrealized appreciation (depreciation) on investments and futures	3,811,445	1,716,214	1,621,032	5,898
Total Net Assets	$89,979,191	$61,458,772	$47,256,338	$14,013,271

Capital Stock Outstanding	7,980,212	5,787,325	4,524,176	1,424,589
(indefinite number of shares authorized, $0.10 par value)

Net Asset Value, Offering and Redemption Price Per Share	$11.28	$10.62	$10.45	$9.84
*Investments, at cost	$87,762,057	$60,566,435	$46,272,370	$13,843,726

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Period October 24, 2003 Through June 30, 2004

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Investment Income
Interest	$101,655	$36,811	$22,920	$228,628
Dividends	155,138	449,793	502,052	83,509
Total Investment Income	256,793	486,604	524,972	312,137

Fund Expenses
Investment advisor	614,262	425,655	326,457	104,004
Fund accounting	31,518	28,402	26,418	13,830
Administrative	30,713	21,283	16,323	5,200
Transfer agent	1,719	1,719	1,719	1,719
Trustee	12,942	9,603	7,847	3,429
Shareholder service	153,565	106,414	81,614	26,001
Registration and filing	7,287	7,050	7,050	6,932
Audit	7,853	7,853	7,853	7,853
Printing	5,965	4,210	3,158	991
Custody	8,289	5,997	5,250	2,418
Legal	3,476	3,476	3,476	3,476
Insurance	2,846	2,846	2,846	2,846
Postage	1,607	1,023	1,023	877
Other	4,719	3,656	2,926	2,362
Total Expenses Before Reductions	886,761	629,187	493,960	181,938

Expenses reimbursed by investment advisor	(306,190)	(198,312)	(182,833)	(98,838)
Expenses paid indirectly	(119,859)	(111,628)	(66,291)	(5,095)
Net Expenses	460,712	319,247	244,836	78,005

Net Investment Income (Loss)	(203,919)	167,357	280,136	234,132

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investment transactions	5,944,838	1,409,288	(232,917)	(266,951)
Net realized gains (losses) from options contracts	—	—	—	39,975
Net realized gains (losses) from futures contracts	735,941	26,779	296,924	(17,060)
Distributions of realized gains by other investment companies	505,282	285,618	195,845	—
Net Realized Gains (Losses) from Investment Transactions, Options Contracts, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	7,186,061	1,721,685	259,852	(244,036)

Net change in unrealized appreciation (depreciation) on investments, options, and futures	3,811,445	1,716,214	1,621,032	5,898
Net Realized and Unrealized Gain (Loss) from Investments	10,997,506	3,437,899	1,880,884	(238,138)

Net Change in Net Assets Resulting from Operations	$10,793,587	$3,605,256	$2,161,020	$(4,006)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the Period October 24, 2003 Through June 30, 2004

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Operations
Net investment income (loss)	$(203,919)	$167,357	$280,136	$234,132
Net realized gain (loss) from investments, options, futures, and distributions	7,186,061	1,721,685	259,852	(244,036)
Net change in unrealized appreciation (depreciation) on investments, options, and futures	3,811,445	1,716,214	1,621,032	5,898
Net change in net assets resulting from operations	10,793,587	3,605,256	2,161,020	(4,006)

Distributions to Shareholders
From net investment income	—	(287,869)	(372,597)	(234,132)
From net realized gain from investments, options, futures, and distributions	(129,902)	(300)	(200)	—
Net change in net assets resulting from distributions	(129,902)	(288,169)	(372,797)	(234,132)

Capital Transactions
Issued	98,696,319	66,965,864	51,807,740	19,205,626
Reinvested	119,588	265,390	331,058	210,951
Redeemed	(19,500,401)	(9,089,569)	(6,670,683)	(5,165,168)
Net change in net assets resulting from capital transactions	79,315,506	58,141,685	45,468,115	14,251,409

Total Change in Net Assets	89,979,191	61,458,772	47,256,338	14,013,271

Net Assets — Beginning of Period	—	—	—	—
Net Assets — End of Period	$89,979,191	$61,458,772	$47,256,338	$14,013,271

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(92,461)	$—

Share Transactions
Issued	9,768,309	6,613,264	5,123,072	1,920,195
Reinvested	11,510	24,712	31,144	21,092
Redeemed	(1,799,607)	(850,651)	(630,040)	(516,698)
Net change in shares	7,980,212	5,787,325	4,524,176	1,424,589

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding For the Period October 24, 2003 Through June 30, 2004

Defensive Equity*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)(4)	(0.03)
Net gains (losses) on investments, options, futures, and distributions (both realized and unrealized)	1.33
Total from Investment Operations	1.30

Less Distributions
From net capital gains	(0.02)
Total Distributions	(0.02)

Net Asset Value, End of Period	$11.28

Total Return (assumes reinvestment of distributions)(1)	12.97%

Ratios/Supplemental Data
Net assets, end of period ($000)	$89,979
Ratio of net expenses to average net assets(2)(3)	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	(0.33% )
Ratio of expenses to average net assets before reductions(2)(3)	1.44%
Portfolio turnover rate(1)	96.57%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding For the Period October 24, 2003 Through June 30, 2004

Growth*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.03
Net gains (losses) on investments, options, futures, and distributions (both realized and unrealized)	0.64
Total from Investment Operations	0.67

Less Distributions
From net investment income	(0.05)
Total Distributions	(0.05)

Net Asset Value, End of Period	$10.62

Total Return (assumes reinvestment of distributions)(1)	6.71%

Ratios/Supplemental Data
Net assets, end of period ($000)	$61,459
Ratio of net expenses to average net assets(2)(3)	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.39%
Ratio of expenses to average net assets before reductions(2)(3)	1.48%
Portfolio turnover rate(1)	102.49%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding For the Period October 24, 2003 Through June 30, 2004

Aggressive Growth*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.07
Net gains (losses) on investments, options, futures, and distributions (both realized and unrealized)	0.47
Total from Investment Operations	0.54

Less Distributions
From net investment income	(0.09)
Total Distributions	(0.09)

Net Asset Value, End of Period	$10.45

Total Return (assumes reinvestment of distributions)(1)	5.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$47,256
Ratio of net expenses to average net assets(2)(3)	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.86%
Ratio of expenses to average net assets before reductions(2)(3)	1.51%
Portfolio turnover rate(1)	156.15%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding For the Period October 24, 2003 Through June 30, 2004

Fixed Income*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.16
Net gains (losses) on investments, options, futures, and distributions (both realized and unrealized)	(0.16)
Total from Investment Operations	0.00

Less Distributions
From net investment income	(0.16)
Total Distributions	(0.16)

Net Asset Value, End of Period	$9.84

Total Return (assumes reinvestment of distributions)(1)	(0.06% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$14,013
Ratio of net expenses to average net assets(2)(3)	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.25%
Ratio of expenses to average net assets before reductions(2)(3)	1.75%
Portfolio turnover rate(1)	176.52%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2004

1.    Organization and Significant Accounting Policies

Meeder Premier Portfolios, a Massachusetts business trust (the “Trust”), was organized in August 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers the following four separate series: Defensive Equity Portfolio (“Defensive Equity”), Growth Portfolio (“Growth”), Aggressive Growth Portfolio (“Aggressive Growth”), and Fixed Income Portfolio (“Fixed Income”) (each a “Portfolio” and collectively the “Portfolios”).

The investment goal of Defensive Equity, Growth, and Aggressive Growth is growth of capital. To pursue this goal, Defensive Equity invests primarily in other growth mutual funds that are not affiliated with the Portfolio. Growth and Aggressive Growth invest in other mutual funds that are not affiliated with the Portfolios. The investment goal of Fixed Income is to seek maximum current income. To pursue this goal, Fixed Income invests in various instruments. The prospectus provides a more detailed summary of instruments utilized by Fixed Income in pursuing its investment goal.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees (“Trustees”).

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options.    Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record unrealized appreciation or depreciation for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received. Fixed Income engaged in options transactions for the period October 24, 2003 through June 30, 2004 as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 23, 2003	—	$—
Options written	105	90,900
Options terminated in closing purchase transactions	(30)	(35,325)
Options expired	(75)	(55,575)
Options outstanding at June 30, 2004	—	$—

Federal income taxes.    It is each Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Defensive Equity, Growth, and Aggressive Growth declare and pay dividends from net investment income, if any, on a quarterly basis. Fixed Income declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Portfolio distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended June 30, 2004 were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Defensive Equity	$203,919	$(203,919)
Growth	120,512	(120,512)

Expenses.    Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on each Portfolio’s relative net assets or other appropriate basis.

Other.    The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

As is discussed later in the notes to financial statements, fees received from underlying security holdings of the Portfolios are accounted for as an expense offset.

2.    Investment Transactions

For the period October 24, 2003 through June 30, 2004, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

	Purchases	Sales
Defensive Equity	$120,048,952	$70,436,189
Growth	100,099,213	56,356,457
Aggressive Growth	102,690,038	68,025,794
Fixed Income	39,413,924	25,619,031

As of June 30, 2004, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Cost basis of investments	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Defensive Equity	$87,762,057	$3,755,525	$—	$3,755,525
Growth	60,566,435	1,644,664	(1,600)	1,643,064
Aggressive Growth	46,272,370	1,594,831	(33,124)	1,561,707
Fixed Income	13,843,726	58,924	(297,062)	(238,138)

3.    Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Portfolio with investment management, research, statistical and advisory services. For such services the Portfolios pay a fee of 1.00% of average daily net assets. For the period October 24, 2003 through June 30, 2004, MAM received $614,262, $425,655, $326,457, and $104,004 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee of $2,500. For the period October 24, 2003 through June 30, 2004, MFSCo received $1,719 from each Portfolio.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to 0.05% of each Portfolio’s average daily net assets. For the period October 24, 2003 through June 30, 2004, MFSCo received $30,713, $21,283, $16,323, and $5,200 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MFSCo serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets,

0.10% of the next $20 million of average daily net assets,

0.02% of the next $50 million of average daily net assets, and

0.01% in excess of $80 million of average daily net assets, or

b.	$7,500.

For the period October 24, 2003 through June 30, 2004, MFSCo received $31,518, $28,402, $26,418, and $13,830 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit each Portfolio’s total annual operating expenses to 0.75% of average daily net assets. Such reduction and/or reimbursement are limited to the total of fees charged to each Portfolio by MAM and MFSCo. For the fiscal period ended June 30, 2004, MAM reimbursed $306,190, $198,312, $182,833, and $98,838 to Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Trust has entered into an agreement with its custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Portfolios. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Portfolio. The Portfolios use their portion of the fees received to reduce the gross expenses of each Portfolio, which aides MAM in that the reimbursement necessary to maintain the voluntary 0.75% of net operating expenses is reduced directly. For the fiscal period ended June 30, 2004, $119,859, $111,628, $66,291, and $5,095 of fees received were used by Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively, to reduce the gross expenses of each Portfolio. It is possible that the Portfolios may invest in security holdings in which fees are not paid. As such, the gross expenses of a Portfolio would not be decreased and MAM would be responsible for the additional reimbursement to maintain the voluntary 0.75% of net operating expenses. Also, without this agreement it is likely that the Portfolios would not collect any fees from underlying security holdings.

Shareholders of the Portfolios may buy or sell shares of the Portfolios through a processing organization (broker-dealer, bank, or other financial institution). The Portfolios may pay up to 0.25% of their average daily net assets to such intermediaries who, under a “platform” arrangement, take responsibility for providing record keeping, subaccounting, redemption and/or other transfer related services, and other administrative services and functions to their account holders.

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM, and MFSCo.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Portfolios during the period ended June 30, 2004 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid[1]
Defensive Equity	$—	$51,961	$77,941	$129,902
Growth	287,869	120	180	288,169
Aggressive Growth	372,597	80	120	372,797
Fixed Income	230,818	—	—	230,818

As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Portfolios were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)[2]	Total Accumulated Earnings/ (Deficit)
Defensive Equity	$—	$—	$6,908,160	$3,755,525	$10,663,685
Growth	—	—	1,674,023	1,643,064	3,317,087
Aggressive Growth	(92,461)	—	318,977	1,561,707	1,788,223
Fixed Income	3,314	(3,314)	—	(238,138)	(238,138)

Under current tax laws, net capital losses incurred after October 31, within a Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the period ended June 30, 2004, the Portfolios deferred post-October capital losses of:

Post-October Capital Losses
Fixed Income	$244,036

[1]	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

[2]	Any differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, post-October capital losses, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Change in Accountants

On March 30, 2004, Cohen McCurdy, Ltd. (“Cohen”) was selected to replace McCurdy & Associates CPA’s, Inc. (“McCurdy”) as the Portfolios’ independent auditor for the 2004 fiscal year. The Trust’s selection of Cohen was approved by both the Audit Committee and the Board of Trustees.

McCurdy’s report on the Portfolios’ financial statements as of September 26, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statements’ date and through the date of engagement of Cohen, there were no disagreements between the Portfolios and McCurdy on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with the reports on the financial statements for such year.

6.    Control Ownership

At June 30, 2004, IMS and Company, through an omnibus shareholder account, owns 89%, 89%, 86%, and 87% of the capital stock outstanding of Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

Trustees and Officers (unaudited)

The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Portfolios’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Premier Portfolios’ Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Portfolios are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Position, Length of Service and Number of Portfolios Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Jr.* Year of Birth: 1961	Trustee and President	President of Meeder Asset Management, Inc.; President of Mutual Funds Service Co., the Trust’s transfer agent.

Robert S. Meeder, Sr.* Year of Birth: 1929	Trustee	Chairman of Meeder Asset Management, Inc., the Trust’s investment advisor; Chairman and Director of Mutual Funds Service Co., the Trust’s transfer agent.

Charles A. Donabedian Year of Birth: 1943	Trustee	CEO, Winston Advisors, Inc., an investment advisor; Chairman of the Trust’s Audit Committee.

Stuart M. Allen Year of Birth: 1961	Trustee	President of Gardiner Allen Insurance Agency, Inc., an insurance agency.

Anthony D’Angelo Year of Birth: 1959	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all Portfolios of the Trust.
(3)	Robert S. Meeder, Jr., Robert S. Meeder, Sr., and Charles A. Donabedian serve as Trustees of The Flex-funds Trust, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust. Robert S. Meeder, Sr. is deemed an “interested person” of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 866-MEEDER-1.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

Meeder Premier Portfolios

We have audited the accompanying statement of assets and liabilities of Meeder Premier Portfolios consisting of Defensive Equity Portfolio, Growth Portfolio, Aggressive Growth Portfolio, and Fixed Income Portfolio (“the Portfolios”) including the schedule of portfolio investments, as of June 30, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from October 24, 2003 (commencement of operations) to June 30, 2004. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meeder Premier Portfolios as of June 30, 2004, the results of its operations, the statement of changes in net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy Ltd.

Westlake, Ohio

August 16, 2004

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen

Anthony D’Angelo

Charles A. Donabedian

Robert S. Meeder, Jr.

Robert S. Meeder, Sr.

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

6125 Memorial Drive

Dublin, Ohio 43017

Toll Free 800-664-5345

Web: www.meederpremier.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, the Audit Committee of the Board of Trustees of Meeder Premier Portfolios (the “Portfolios”) does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Portfolios’ financial statements, supervise the Portfolios’ preparation of its financial statements, and oversee the work of the Portfolios’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$1,500	N/A
Audit-Related Fees	—	N/A
Tax Fees	715	N/A
All Other Fees	—	N/A

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $1,755 and $0, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Premier Portfolios

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: September 1, 2004

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: September 1, 2004